Exhibit 99.1

FORM OF
LETTER OF TRANSMITTAL
To Tender For Exchange

13% Senior Secured Notes Due 2014
of
U.S. Shipping Partners L.P. and
U.S. Shipping Finance Corp.
Pursuant to the Prospectus Dated                , 2007

THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON         , 2007, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF 13% SENIOR SECURED NOTES DUE 2014 MAY BE WITHDRAWN AT ANY TIME BEFORE THE EXPIRATION DATE

The “Exchange Agent” for the Exchange Offer is:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By Registered and Certified Mail	By Overnight Courier or Regular Mail:	By Hand Delivery
Wells Fargo Bank , N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Operations	Corporate Trust Services
MAC N9303-121	MAC N9303-121	608 2nd Avenue South
P.O. Box 1517	6th & Marquette Avenue	Northstar East Building - 12th Floor
Minneapolis, MN 55480	Minneapolis, MN 55479	Minneapolis, MN 55402

Or

By Facsimile Transmission:(612) 667-6282

Confirm Facsimile by Telephone:(800) 344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL (THE “INSTRUCTIONS”) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. EXCEPT AS OTHERWISE PROVIDED HEREIN, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED IN ACCORDANCE WITH THE PROCEDURES SET FORTH HEREIN. SEE INSTRUCTION 1.

This Letter of Transmittal is to be completed either if (a) Certificates (as defined below) are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer—Procedure for Tendering Initial Notes” in the Prospectus and an Agent’s Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Initial Notes into the Exchange Agent’s account at The Depository Trust Company (“DTC”), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Initial Notes into the Exchange Agent’s account at DTC. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Companies may enforce this Letter of Transmittal against such participant.

Holders (as defined below) of Initial Notes whose certificates (the “Certificates”) for such Initial Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or before the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Initial Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The undersigned acknowledges receipt of the Prospectus dated              , 2007 (as it may be amended or supplemented from time to time, the “Prospectus”) of U.S. Shipping Partners L.P., a Delaware limited partnership, and U.S. Shipping Finance Corp., a Delaware corporation (collectively, the “Companies”), and certain of the Companies’ subsidiaries (each, a “Guarantor” and collectively, the “Guarantors”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Companies’ offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $100,000,000 of its 13% Senior Secured Notes due 2014 which have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “Exchange Notes”), for any and all of its outstanding 13% Senior Secured Notes due 2014 (the “Initial Notes”). The Initial Notes are unconditionally guaranteed (the “Initial Guarantees”) by the Guarantors and the Exchange Notes will be unconditionally guaranteed (the “Exchange Guarantees”) by the Guarantors. Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the Guarantors offer to issue the Exchange Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the Initial Guarantees of the Initial Notes for which such Exchange Notes are issued in the Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the “Exchange Offer” include the Guarantors’ offer to exchange the Exchange Guarantees for the Initial Guarantees, references to the “Exchange Notes” include the related Exchange Guarantees and references to the “Initial Notes” include the related Initial Guarantees.

For  each Initial Note accepted for exchange, the holder of such Initial Note will receive an Exchange Note having a principal amount equal to that of the surrendered Initial Note. The Exchange Notes will accrue interest at a rate of 13% per annum, commencing on February 15, 2007, payable on February 15 and August 15 of each year.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

The undersigned has completed the appropriate boxes and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

All Tendering Holders Complete This Box:

DESCRIPTION OF INITIAL NOTES TENDERED HEREWITH
If Blank, Please Print Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Initial Notes	Initial Notes (Attach Additional List If Necessary)
	Certificate Number(s)*	Aggregate Principal Amount of Initial Notes	Principal Amount of Initial Notes Tendered (If Less Than All)**

Total:
* Need not be completed by book-entry holders.

** Initial Notes tendered must be $2,000 in principal amount or any integral multiple of $1,000 in excess thereof. Initial Notes may be tendered in whole or in part. All Initial Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

If the space provided above is inadequate, list certificate numbers and aggregate principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

☐              CHECK HERE IF CERTIFICATES FOR TENDERED INITIAL NOTES ARE ENCLOSED HEREWITH.

☐              CHECK HERE IF YOU ARE A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW).

☐               Participating Broker-Dealers (as defined below) may check here to have additional copies of the Prospectus (and any supplements or amendments thereto), as well as any notices from the Companies to suspend and resume use of the Prospectus, sent to the name and address set forth below. By tendering its Initial Notes and executing this Letter of Transmittal, each participating Broker-Dealer agrees to use its reasonable best efforts to notify the Companies or the Exchange Agent when it has sold all of its Exchange Notes. (If no participating Broker-Dealers check the box above as such, or if all participating Broker-Dealers who have checked that box subsequently notify the Issuer or the Exchange Agent that all their Exchange Notes have been sold, the Companies will not be required to maintain the effectiveness of the Exchange Offer registration statement or to update the Prospectus and will not provide any notices to any holders to suspend or resume use of the Prospectus.)

Name:
Address:
Number of copies requested:

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐              CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
DTC Account Number:
Transaction Code Number:

Holders of Initial Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”) for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Initial Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Initial Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the Participant identified in the Agent’s Message. DTC particpants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

☐              CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED INITIAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐              CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

Name(s) of registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution which Guaranteed Delivery:

If Guaranteed Delivery is to be made by Book-Entry Transfer:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Ladies and Gentlemen:

The undersigned hereby tenders to U.S. Shipping Partners L.P., a Delaware limited partnership, and U.S. Shipping Finance Corp., a Delaware corporation (each individually the “Company” and collectively the “Companies”), the above described principal amount of the Companies’ 13% Senior Secured Notes due 2014 (the “Initial Notes”) in exchange for an equivalent amount of the Companies 13% Senior Secured Notes due 2014 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and subject to the conditions set forth in the Prospectus dated February 2, 2007 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the “Exchange Offer”).

Subject to and effective upon the acceptance for exchange of all or any portion of the Initial Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Companies all right, title and interest in and to such Initial Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Companies in connection with the Exchange Offer) with respect to the tendered Initial Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Initial Notes to the Companies together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Companies, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Initial Notes, (ii) present Certificates for such Initial Notes for transfer, and to transfer the Initial Notes on the books of the Companies, and (iii) receive for the account of the Companies all benefits and otherwise exercise all rights of beneficial ownership of such Initial Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Initial Notes tendered hereby and that when the same are accepted for exchange, the Companies will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Initial Notes tendered hereby are not subject to any adverse claims or rights or proxies. The undersigned further represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer, the undersigned has a net long position within the meaning of Rule 14e-4 under the Exchange Act (“Rule 14e-4”) equal to or greater than the principal amount of Initial Notes tendered hereby and the tender of such Initial Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange). The undersigned will, upon request, execute and deliver any additional documents deemed by the Companies or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Initial Notes tendered hereby, and the undersigned will comply with its obligations under the registration rights agreement, dated as of August 7, 2006, by and among U.S. Shipping Partners L.P., U.S. Shipping Finance Corp., each of the Guarantors listed therein, Lehman Brothers Inc. and CIBC World Markets Corp. (the “Registration Rights Agreement”). The undersigned agrees to all of the terms of the Exchange Offer.

The undersigned acknowledges that prior to this Exchange Offer, there has been no public market for the Initial Notes or the Exchange Notes. If a market for the Exchange Notes should develop, the Exchange Notes could trade at a discount from their principal amount. The undersigned is aware that the Company does not intend to list the Exchange Notes on a national securities exchange and that there can be no assurance that an active market for the Exchange Notes will develop.

The name(s) and address(es) of the registered holder(s) of the Initial Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Initial Notes. The Certificate number(s) and the Initial Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Initial Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Initial Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Initial Notes will be returned (or, in the case of Initial Notes tendered by book-entry transfer, such Initial Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

Tenders of Initial Notes pursuant to any one of the procedures described in “The Exchange Offer—Procedure for Tendering Initial Notes” in the Prospectus and in the Instructions attached hereto will, upon the Companies acceptance for exchange of such tendered Initial Notes, constitute a binding agreement between the undersigned and the Companies upon the terms and subject to the conditions of the Exchange Offer. Under certain circumstances set forth in the Prospectus, the Companies may not be required to accept for exchange any of the Initial Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Initial Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Initial Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Initial Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” Exchange Notes, if certificated, will be delivered to the undersigned at the address shown below the undersigned’s signature.

By tendering Initial Notes and executing this Letter of Transmittal or by authorizing delivery of an Agent’s Message in lieu thereof, the undersigned hereby represents that the undersigned (i) is acquiring the Exchange Notes in the ordinary course of business of the undersigned, (ii) has no arrangement or understanding with any person to participate in a distribution of Exchange Notes, (iii) acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction of the Exchange Notes acquired by such person, (iv) understands that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the SEC, (v) is not an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuer, (vi) is not, unless otherwise specified in this Letter of Transmittal, an Agent’s Message or other notice to the Exchange Agent, a broker-dealer registered under the Securities Exchange Act of 1934, as amended (a “Broker-Dealer”), (vii) if it is a Participating Broker-Dealer (as defined below), acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Initial Notes pursuant to the Exchange Offer and (viii) is not acting on behalf of any other person that could not truthfully make the representations set forth herein; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also acknowledges that this Exchange Offer is being made based on the Companies’ understanding of an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling, dated July 2, 1993, or similar no-action letters, that the Exchange Notes issued in exchange for the Initial Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Companies for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Companies or the Guarantors within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If a holder of the Initial Notes is an affiliate of the Companies or the Guarantors, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The Companies have agreed, subject to the provisions of the Registration Rights Agreement, that the Prospectus may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Initial Notes, where such Initial Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending at such time as the Participating Broker-Dealers no longer own any Exchange Notes received in exchange for Initial Notes. In that regard, each Broker-Dealer who acquired Initial Notes for its own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”), by tendering such Initial Notes and executing this Letter of Transmittal or authorizing delivery of an Agent’s Message in lieu thereof, agrees that, upon receipt of notice from either of the Companies of the occurrence of any event or the discovery of any fact which makes any statement of a material fact contained or incorporated by reference in the Prospectus, or in the registration statement of which the Prospectus is part (or any amendments or supplements thereto), untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Companies have amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Companies have given notice that the sale of the Exchange Notes may be resumed, as the case may be.

As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Initial Notes pursuant to the Exchange Offer must notify the Companies, or cause the Companies to be notified, on or before the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above, may be included in an Agent’s Message or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “The Exchange Offer—Exchange Agent.”

Each Participating Broker-Dealer should check the box herein under for Participating Broker-Dealers in order to receive additional copies of the Prospectus, and any amendments and supplements thereto, for use in connection with resales of the Exchange Notes, as well as any notices from the Companies to suspend and resume use of the Prospectus. By tendering its Initial Notes and executing this Letter of Transmittal, each Participating Broker-Dealer agrees to use its reasonable best efforts to notify the Companies or the Exchange Agent when it has sold all of its Exchange Notes. If no Participating Broker-Dealers check such box, or if all Participating Broker-Dealers who have checked such box subsequently notify the Companies or the Exchange Agent that all their Exchange Notes have been sold, the Companies will not be required to maintain the effectiveness of the Exchange Offer registration statement or to update the Prospectus and will not provide any Holders with any notices to suspend or resume use of the Prospectus.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Tendered Initial Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal.

The undersigned, by completing the box entitled “Description of Initial Notes” above and signing this letter, will be deemed to have tendered the Initial Notes as set forth in such box.

By tendering Initial Notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Initial Notes accrued to the date of issuance of the Exchange Notes.

The delivery and surrender of the Initial Notes is not effective, and the risk of loss of the Initial Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Companies. The Companies reserve the absolute right to reject any and all Initial Notes not properly tendered pursuant to the procedures set forth herein or any Initial Notes the Companies’ acceptance of which would, in the opinion of counsel for the Companies, be unlawful. The Companies also reserve the right to waive any irregularities or conditions of tender as to particular Initial Notes. If the Companies waive any irregularities or conditions of tender pursuant to the preceding sentence with respect to a noteholder, we will extend the same waiver to all noteholders with respect to that irregularity or condition being waived.

Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured prior to the expiration date of the exchange offer. Neither of the Companies, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Initial Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Initial Notes, unless otherwise provided in this Letter of Transmittal, promptly following the expiration or termination of the Exchange Offer.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal.

SPECIAL ISSUANCE INSTRUCTIONS
(Signature Guarantee Required;
See Instruction 2)

TO BE COMPLETED ONLY if Exchange Notes or Initial Notes not tendered are to be issued in the name of someone other than the registered holder of the Initial Notes whose name(s) appear(s) above.

Issue:	☐ Initial Notes not tendered to:
☐ Exchange Notes to:

Name:
(Please Print)
Address:
Zip Code
(Taxpayer Identification Number)

Please complete the Substitute Form W-9 below.

SPECIAL DELIVERY INSTRUCTIONS
(Signature Guarantee Required;
See Instruction 2)

TO BE COMPLETED ONLY if Exchange Notes or Initial Notes not tendered are to be delivered to someone other than the registered holder of the Initial Notes whose name(s) appear(s) above, or such registered holder at an address other than that shown above.

Deliver:	☐ Initial Notes not tendered to:
☐ Exchange Notes to:

Name:
(Please Print)
Address:
Zip Code
(Taxpayer Identification Number)

Please complete the Substitute Form W-9 below.

IMPORTANT
HOLDERS: SIGN HERE
(Please Complete Substitute Form W-9 herein)

Signature(s) of Holder(s)

Date:	, 2007

(Must be signed by the registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Initial Notes hereby tendered or on a security position listing or by person(s) authorized to become registered Holder(s) by Certificates, endorsements and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 below.)

Name:
(Please Print)
Capacity (full title):
Address:
Zip Code (Taxpayer Identification Number)
Area Code and Telephone No.:
(See Substitute Form W-9 Herein)

GUARANTEE OF SIGNATURE(S)
(See Instruction 2 below)

Signature(s) Guaranteed by an Eligible Institution:
Authorized Signature:
Name: (Please Print)
Title:
Name of Firm:
Address:
(Include Zip Code)
Area Code and Telephone No.:
Date:	, 2007

PAYER’S NAME; WELLS FARGO BANK, NATIONAL ASSOCIATION
SUBSTITUTE	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY			TIN: Social Security Number or
Form W-9	SIGNING AND DATING BELOW.			Employer Identification Number
Part 2 — TIN Applied For ☐
Certification: Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because: (a) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).
Payer’s Request for Taxpayer Identification Number (“TIN”)

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).

	Signature:		Date:	, 2007

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU IN CONNECTION WITH THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:				YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, twenty eight percent (28%) of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature:		Date:		, 2007

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.—Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the type of number to give the payer.

For this type of account:		Give SOCIAL SECURITY number of—
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor or incompetent person(3)
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
8.	Sole proprietorship account	The owner(4)

For this type of account:		Give EMPLOYER IDENTIFICATION number of—
9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(5)
10.	Corporate account	The corporation
11.	Religious, charitable, or educational organization account	The organization
12.	Partnership account held in the name of the business	The partnership
13.	Association, club, or other tax-exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)          List first and circle the name of the person whose number you furnish.

(2)          Circle the minor’s name and furnish the minor’s social security number.

(3)          Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)          You must show your individual name, but you may also enter your business or “doing business” name. You may use either your Social Security Number or Employer Identification Number.

(5)          List first and circle the name of the legal trust, estate, or pension trust.

NOTE:            If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•       A corporation.

•       A financial institution.

•       An organization exempt from tax under section 501(a), or an individual retirement plan.

•       The United States or any agency or instrumentality thereof.

•       A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•       A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•       An international organization or any agency, or instrumentality thereof.

•       A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

•       A real estate investment trust.

•       A common trust fund operated by a bank under section 584(a).

•       An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

•       An entity registered at all times under the Investment Company Act of 1940.

•       A foreign central bank of issue.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)  Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)  Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.     DELIVERY OF THE LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer—Procedure for Tendering Initial Notes” in the Prospectus and an Agent’s Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Initial Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. Initial Notes may be tendered in whole or in part in integral multiples of $1,000 with the tendering of a principal amount of $2,000. INITIAL NOTES SHOULD BE DELIVERED ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

Holders who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available or (ii) who cannot deliver their Initial Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or before the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Initial Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Companies, must be received by the Exchange Agent on or before the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Initial Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Initial Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or before the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad—15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN CERTIFIED OR REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY TO THE EXCHANGE AGENT BY MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Companies will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.     GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

(i)    this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Initial Notes (the “Holder”)) of Initial Notes tendered herewith, unless such Holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

(ii)   such Initial Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3.     INADEQUATE SPACE. If the space provided in the box captioned “Description of Initial Notes” is inadequate, the Certificate number(s) and/or the principal amount of Initial Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

4.     PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Initial Notes will be accepted only in the principal amount of $2,000 or any integral multiple of $1,000 in excess thereof. If less than all the Initial Notes evidenced by any Certificates submitted is to be tendered, fill in the principal amount of Initial Notes that is to be tendered in the box entitled “Principal Amount of Initial Notes Tendered.” In such case, new Certificate(s) for the remainder of the Initial Notes that was evidenced by your old Certificate(s) will only be sent to the Holder of the Initial Notes, promptly after the Expiration Date. All Initial Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Initial Notes may be withdrawn at any time on or before the Expiration Date. In order for a withdrawal to be effective on or before that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth on or before the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Initial Notes to be withdrawn, the aggregate principal amount of Initial Notes to be withdrawn, and (if Certificates for Initial Notes have been tendered) the name of the registered Holder of the Initial Notes as set forth on the Certificate for the Initial Notes, if different from that of the person who tendered such Initial Notes.

If Certificates for the Initial Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Initial Notes, the tendering Holder must submit the serial numbers shown on the particular Certificates for the Initial Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Initial Notes tendered for the account of an Eligible Institution. If Initial Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer—Procedure for Tendering Initial Notes,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Initial Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Initial Notes may not be rescinded. Initial Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or before the Expiration Date by following any of the procedures described in the Prospectus under “The Exchange Offer—Procedure for Tendering Initial Notes.”

The Companies, any affiliates or assigns of the Companies, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Initial Notes which have been tendered but which are withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.

5.     SIGNATURES ON LETTER OF TRANSMITTAL; ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Initial Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

If any Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Initial Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Companies, must submit proper evidence satisfactory to the Companies, in their sole discretion, of each such person’s authority to so act.

When this Letter of Transmittal is signed by the registered owner(s) of the Initial Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) is required unless Exchange Notes are to be issued in the name of a person other than the registered Holder(s). Signatures on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Initial Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Companies or the Trustee for the Initial Notes may require in accordance with the restrictions on transfer applicable to the Initial Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6.     SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box entitled “Special Issuance Instructions” or “Special Delivery Instructions”, the name and address in/to which the Exchange Notes and/or certificates for Initial Notes not exchanged are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person named must also be indicated. A holder tendering the Initial Notes by book-entry transfer may request that the Initial Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

If no such instructions are given, the Exchange Notes (and Initial Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at the applicable book-entry transfer facility.

7.     NO CONDITIONAL TENDERS; NO NOTICE OF IRREGULARITIES. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange. The Companies reserve the right, in their reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Initial Notes. The Companies’ interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured within such time as the Companies shall determine. Although the Companies intend to notify holders of defects or irregularities with respect to tenders of Initial Notes, neither the Companies, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the Expiration Date.

8.     28% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. IRS CIRCULAR 230 DISCLOSURE:   TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT ANY U.S. TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE. IN ADDITION, ANY U.S. TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS) IS WRITTEN TO SUPPORT THE “PROMOTION OR MARKETING” OF THE MATTER(S) ADDRESSED HEREIN. YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under the U.S. Federal income tax law, a Holder (including, for purposes of this section, beneficial owners of the Initial Notes) whose tendered Initial Notes are accepted for exchange is generally required to provide the Exchange Agent with such Holder’s correct taxpayer identification number (“TIN”), (which, in the case of a Holder who is an individual, is his or her social security number) on the Substitute Form W-9 herein and certify, under penalties of perjury, that such TIN is correct and that such Holder is not subject to “backup withholding” of U.S. Federal income tax. If a Holder has been notified by the Internal Revenue Service (the “IRS”) that he or she is subject to backup withholding, the Holder must cross out item 2 in Part 2 of the Substitute Form W-9 unless the Holder has since been notified by the IRS that he or she is no longer subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the IRS may subject the Holder or other payee to a $50 penalty. In addition, payments to such Holders or other payees with respect to Initial Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding of U.S. Federal income tax at a 28% rate. More significant penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Initial Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Initial Notes. If the Initial Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to backup withholding and tax reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9, above, and should write “exempt” on the face thereof to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed Certification of Foreign Status to the Exchange Agent on IRS Form W-8BEN, W-8ECL, W-8EXP, or W-8IMY, signed under penalties of perjury, attesting to that Holder’s exempt status. Please consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which Holders are exempt from backup withholding.

Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by submitting the appropriate information to the IRS.

9.     WAIVER OF IRREGULARITIES AND DEFECTS. The Companies reserve the absolute right to waive any defects or irregularities as to any particular note before the expiration of the Exchange Offer. If we waive any defects or irregularities with respect to a Holder, we will extend the same waiver to all Holders with respect to that defect or irregularity being waived.

10.   MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Initial Notes have been mutilated, lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Certificate(s) have been followed.

11.   SECURITY TRANSFER TAXES. Holders who tender their Initial Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Initial Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Initial Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

12.   REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be obtained from the Exchange Agent at its telephone number set forth on the first page of this Letter of Transmittal.